UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 10, 2009

POWER MEDICAL INTERVENTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-33770 (Commission File Number)	23-3011410 (IRS Employer Identification Number)

2021 Cabot Boulevard

Langhorne, Pennsylvania  19047

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (267) 775-8100

Former name or former address, if changed since last report: Not applicable

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 11, 2009, Power Medical Interventions, Inc., a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter ended June 30, 2009.  The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 8.01.  Other Items.

As previously announced by the Company, the Company entered into an Agreement and Plan of Merger (the “ Merger Agreement ”) with United States Surgical Corporation, a Delaware corporation (“ Parent ”) and wholly-owned, indirect subsidiary of Covidien plc, an Irish company, and Covidien Delaware Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“ Merger Sub ”).  Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub commenced a tender offer on August 10, 2009 (the “Offer”) to purchase all of the outstanding shares of Common Stock, par value $0.001 per share, of the Company (the “ Shares ”), for $2.08 per Share in cash (the “ Offer Price ”).

The Offer will remain open for at least 20 business days, and unless subsequently extended, is expected to be completed at 12:00 midnight at the end of September 4, 2009.  Pursuant to the Merger Agreement, after the consummation of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “ Merger ”), with the Company surviving as a wholly-owned subsidiary of Parent.  Upon completion of the Merger, each Share outstanding immediately prior to the effective time of the Merger (excluding those Shares that are held by Parent, Merger Sub and the Company) will be cancelled and converted into the right to receive the Offer Price in cash (without interest and subject to applicable withholding taxes).

The foregoing description of the Offer, the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, as attached as Exhibit 2.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2009.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

* The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

99.1	Press Release of Power Medical Interventions, Inc. dated August 11, 2009 reporting its financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER MEDICAL INTERVENTIONS, INC.

Date: August 11, 2009	By:	/s/ Brian M. Posner
Brian M. Posner
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Power Medical Interventions, Inc. dated August 11, 2009 reporting its financial results.